SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 10, 2004

Neurologix, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	0-13347	06-1582875
(State or other jurisdiction of	(Commission	I.R.S. Employer
Incorporation or organization)	File Number)	Identification No.)

ONE BRIDGE PLAZA, FORT LEE, NEW JERSEY	07024
(Address of principal executive offices)	(Zip Code)

(201) 592-6451
(Issuer’s telephone number, including area code)

None
(Former name, former address and former fiscal year,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03    Material Modification of the Rights of Security Holders.

The registrant's certificate of incorporation was amended and restated as of September 10, 2004 to effect a 1 for 25 reverse stock split of its common stock and to reduce its authorized shares of common stock from 750,000,000 to 60,000,000. The reverse stock split and the reduction in authorized shares are described in the definitive information statement on Schedule 14C filed by the registrant with the Securities and Exchange Commission on August 9, 2004, which is included herewith as Exhibit 99.1 and incorporated herein by reference.

Item 8.01    Other Events.

The registrant's certificate of incorporation was amended and restated as of September 10, 2004 to effect a 1 for 25 reverse stock split of its common stock and reduce its authorized shares of common stock from 750,000,000 to 60,000,000. Such amended and restated certificate of incorporation is filed herewith as Exhibit 3.1.

On September 10, 2004, the registrant issued a press release regarding the completion of such reverse stock split and reduction in authorized shares. Such press release is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(c)    Exhibits.

See Exhibit Index below.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROLOGIX, INC.

Dated: September 13, 2004	By: /s/Mark S. Hoffman
Name: Mark S. Hoffman
Title: Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Neurologix, Inc. (filed herewith)
99.1	Information Statement on Schedule 14C (incorporated by reference to the Information Statement on Schedule 14C filed with the Securities and Exchange Commission on August 9, 2004)
99.2	Press Release dated September 10, 2004 (furnished herewith)